                    LEGACY GROUP I LOANS EXTENSION AGREEMENT

         This LEGACY GROUP I LOANS EXTENSION AGREEMENT, dated as of November 15, 2001, is entered into among LogiMetrics, Inc., a Delaware corporation ("LogiMetrics"), mmTech, Inc., a New Jersey corporation ("mmTech" and, together with LogiMetrics, "Borrowers"), Cramer Rosenthal McGlynn, LLC, as agent (the "Agent") for the Holders (as defined below), and the other signatories a party hereto (the "Holders").

         WHEREAS, each of the Holders has previously loaned to Borrowers the aggregate principal amount set forth opposite such Holder's name on Exhibit A hereto, on such terms and conditions as are set forth in a 13% Substitute Negotiable Secured Senior Subordinated Promissory Note originally due July 1, 2000 (each, a "Loan");

         WHEREAS, the Loans are secured by and subject to (i) the Second Amended and Restated Security Agreement, Intercreditor Agreement, Waiver and Consent dated on or about August 31, 1999, as amended on December 2, 1999 and February 17, 2000 (the "Security Agreement"), and (ii) the Acknowledgment, Consent and Waiver dated March 7, 2000 (the "Acknowledgment");

         WHEREAS, each Holder is a party to a Stockholders Agreement dated July 10, 2000, pursuant to which, among other things:

         (a) the Borrowers paid the Holders all interest previously accrued under the Loans for all periods up to and including July 10, 2000; and

         (b) each Holder agreed to extend the maturity date of its Loan to July 1, 2001;

         WHEREAS, the parties now wish to further extend the maturity date of the Loans on the terms and conditions set forth herein; and

         WHEREAS, in connection with such extension, L-3 Communications Corporation, the direct or indirect majority stockholder of the Borrowers ("L-3"), is entering into the Guaranty attached hereto as Exhibit B (the "Guaranty"), pursuant to which L-3 shall guarantee the payment by Borrowers of periodic interest accrued under the Loans as and when such interest becomes due and payable by Borrowers in accordance with the terms hereof.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Extension of Maturity Date. Each Holder hereby extends to October 1, 2002 (the "Maturity Date") the final date by which the outstanding principal amount of the Loan made by such Holder, together with all accrued and unpaid interest thereon, must be repaid by Borrowers to such Holder.

         2. Periodic Interest Payments. The Holders and Borrowers hereby amend the provisions of the Loans regarding the payment of interest as follows:

              (a) Borrowers hereby jointly and severally agree to pay on January 2, 2002, to each Holder the following:

                   (1) for the period beginning on July 11, 2000 up to and including July 1, 2001, interest on the outstanding principal amount of such Holder's Loan at the rate of 13% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed (such amount, the "Interim Interest Amount"); and

                   (2) for the period beginning on July 2, 2001 up to and including January 2, 2002, interest on the outstanding principal amount and Interim Interest Amount of such Holder's Loan at the rate of 16% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed.

              (b) Borrowers hereby further jointly and severally agree to pay to each Holder on each Interest Payment Date (as defined below), interest on the outstanding principal amount of such Holder's Loan for the applicable Interest Period (as defined below) at the rate of 13% per annum (calculated on the basis of a 360-day year for the actual number of days elapsed).

              (c) The following terms, as used in this Section 2, shall have the following meanings:

                   (1) "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law to close.

                   (2) "Interest Payment Date" shall mean the first Business Day of each month during the period beginning on February 1, 2002 and ending on the Maturity Date.

                   (3) "Interest Period" shall mean, with respect to each Interest Payment Date, the period beginning on the day after the prior Interest Payment Date up to and including the current Interest Payment Date; provided, that with respect to the initial Interest Payment Date of February 1, 2002, "Interest Period" shall mean the period beginning on January 3, 2002 up to and including February 1, 2002.

         3. Default Interest. If the Borrowers fail to pay any amount due under the Loans, as amended hereby, interest shall thereafter accrue on such overdue amount at the rate of 16% per annum (calculated on the basis of a 360-day year for the actual number of days elapsed) until paid in full.

         4. Acknowledgment of Prior Interest Payments. Each Holder hereby acknowledges that Borrowers have paid such Holder for all interest previously accrued under such Holder's Loan for all periods up to and including July 10, 2000.

         5. Waiver of Past Defaults. Each Holder hereby waives any and all rights or claims against Borrowers arising out of any default or "event of default" under such Holder's Loan as a result of the failure of Borrowers to repay such Holder the outstanding principal amount of such Loan, together with all accrued interest thereon, as of July 1, 2001, but does not waive any rights or claims arising out of any default or "event of default" occurring after the date hereof (a "Future Default"). No delay or failure on the part of any Holder in exercising any rights or claims arising out of any Future Default shall operate as a waiver of any such default; not shall any single or partial exercise of any such rights or claims preclude any other or further exercise of such rights or claims, or the exercise of any other rights or claims, and no such waiver whatsoever shall be valid unless in writing, signed by the Holder, and then only to the extent expressly set forth therein.

         6. Authority of Agent to Accept Guaranty. The Holders hereby authorize and direct the Agent, in its capacity as agent for the Holders as described in the Security Agreement, to accept and agree to the Guaranty on behalf of and for the benefit of the Holders. In the event the Agent receives any payment under the Guaranty, the parties hereto agree that such payment shall be applied by the Agent in accordance with the provisions contained in Section 8 of the Security Agreement as if such payment were the proceeds of the sale of collateral securing the Loans.

         7. Confirmation of Security Interest. The Borrowers hereby acknowledge and agree that the security interest in the Collateral (as defined under the Security Agreement) granted to the Agent under the Security Agreement remains in full force and effect in accordance with the terms of the Security Agreement and shall not be effected by the execution of this Agreement.

         8. Miscellaneous.

              (a) This Agreement, the Guaranty and, to the extent not amended by this Agreement or the Guaranty, (i) the separate 13% Substitute Negotiable Secured Senior Subordinated Promissory Notes between the Borrowers and each Holder dated as March 7, 2000, (ii) the Security Agreement, (iii) the Acknowledgment and (iv) the Stockholders Agreement, together embody the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supercede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

              (b) This Agreement may be amended, modified or supplemented only by a written agreement signed by each of the parties hereto and by L-3.

              (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the choice of law principles thereof.

              (d) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                     LOGIMETRICS


                                     By: /s/ Norman M. Phipps
                                        ---------------------------------------
                                         Name:    Norman M. Phipps
                                         Title:   Senior Vice President



                                     MMTECH, INC.


                                     By: /s/ Norman M. Phipps
                                        ---------------------------------------
                                         Name:    Norman M. Phipps
                                         Title:   Assistant Secretary

                                     CRAMER ROSENTHAL McGLYNN, LLC, as Agent


                                     By: /s/ Gerald B. Cramer
                                        ---------------------------------------
                                         Name:    Gerald B. Cramer
                                         Title:   Chairman



                                     /s/ Gerald B. Cramer
                                     ------------------------------------------
                                     GERALD B. CRAMER

                                     520 Madison Avenue
                                     New York, New York  10022
                                     Tel:  (212) 838-3830
                                     Fax:  (212) 644-8291




                                     EDWARD J. ROSENTHAL PROFIT SHARING PLAN
                                         AND TRUST

                                     520 Madison Avenue
                                     New York, New York  10022
                                     Tel:  (212) 838-3830
                                     Fax:  (212) 644-8291

                                     By: /s/ Edward J. Rosenthal
                                        ---------------------------------------
                                         Name:  Edward J. Rosenthal
                                         Title:  Trustee

                                     CRM 1997 ENTERPRISE FUND, LLC

                                     By:  Cramer Rosenthal McGlynn, Inc.,
                                              Its Managing Member

                                     By: /s/ Gerald B. Cramer
                                        ---------------------------------------
                                         Name:    Gerald B. Cramer
                                         Title:   Chairman

                                     520 Madison Avenue
                                     New York, New York  10022
                                     Tel:  (212) 838-3830
                                     Fax:  (212) 644-8291


                                     CRM PARTNERS, L.P.

                                     By:  Cramer Rosenthal McGlynn, Inc.,
                                              Its General Partner

                                     By: /s/ Gerald B. Cramer
                                        ---------------------------------------
                                         Name:    Gerald B. Cramer
                                         Title:   Chairman

                                     520 Madison Avenue
                                     New York, New York  10022
                                     Tel:  (212) 838-3830
                                     Fax:  (212) 644-8291


                                    CRM RETIREMENT PARTNERS, L.P.

                                     By:  Cramer Rosenthal McGlynn, Inc.,
                                              Its General Partner

                                     By: /s/ Gerald B. Cramer
                                        ---------------------------------------
                                         Name:    Gerald B. Cramer
                                         Title:   Chairman

                                     520 Madison Avenue
                                     New York, New York  10022
                                     Tel:  (212) 838-3830
                                     Fax:  (212) 644-8291

                                     CRM MADISON PARTNERS, L.P.

                                     By:  Cramer Rosenthal McGlynn, Inc.,
                                              Its General Partner

                                     By: /s/ Gerald B. Cramer
                                        ---------------------------------------
                                         Name:    Gerald B. Cramer
                                         Title:   Chairman

                                     520 Madison Avenue
                                     New York, New York  10022
                                     Tel:  (212) 838-3830
                                     Fax:  (212) 644-8291



                                     CRM U.S. VALUE FUND, LTD.

                                     By:  Cramer Rosenthal McGlynn, Inc.,
                                              Its General Partner

                                     By: /s/ Gerald B. Cramer
                                        ---------------------------------------
                                         Name:    Gerald B. Cramer
                                         Title:   Chairman

                                     520 Madison Avenue
                                     New York, New York  10022
                                     Tel:  (212) 838-3830
                                     Fax:  (212) 644-8291




                                     A.C. ISRAEL ENTERPRISES, INC.

                                     By: /s/ Jay M. Howard
                                        ---------------------------------------
                                         Name:    Jay M. Howard
                                         Title:   Vice President

                                     520 Madison Avenue
                                     New York, New York  10022
                                     Tel:  (212) 838-3830
                                     Fax:  (212) 644-8291

                                     CRM-EFO PARTNERS, L.P.

                                     By:  CRM-EFO Investments, LLC,
                                        ---------------------------------------
                                              Its General Partner

                                     By:  Cramer Rosenthal McGlynn, Inc.,
                                              Its Managing Member

                                     By: /s/ Gerald B. Cramer
                                        ---------------------------------------
                                         Name:    Gerald B. Cramer
                                         Title:   Chairman

                                     520 Madison Avenue
                                     New York, New York  10022
                                     Tel:  (212) 838-3830
                                     Fax:  (212) 644-8291


                                     PAMELA EQUITIES CORP.


                                     By: /s/ Greg Manocherian
                                        ---------------------------------------
                                         Name:    Greg Manocherian
                                         Title:   Vice President

                                     3 New York Plaza
                                     18th Floor
                                     New York, New York  10004
                                     Tel:  (212) 837-4829
                                     Fax:  (212) 837-4938



                                     WHITEHALL PROPERTIES, LLC


                                     By: /s/ Greg Manocherian
                                        ---------------------------------------
                                         Name:    Greg Manocherian
                                         Title:   Vice President

                                     3 New York Plaza
                                     18th Floor
                                     New York, New York  10004
                                     Tel:  (212) 837-4829
                                     Fax:  (212) 837-4938

                                     McGLYNN FAMILY PARTNERSHIP L.P.

                                     By: /s/ Ronald H. McGlynn
                                     ------------------------------------------
                                         Name:  Ronald H. McGlynn
                                         Title:  General Partner

                                     520 Madison Avenue
                                     New York, New York  10022
                                     Tel:  (212) 838-3830
                                     Fax:  (212) 644-8291



                                     /s/Fred M. Filoon
                                     ------------------------------------------
                                     FRED M. FILOON

                                     520 Madison Avenue
                                     New York, New York  10022
                                     Tel:  (212) 838-3830
                                     Fax:  (212) 644-8291



                                     /s/Eugene A. Trainor, III
                                     ------------------------------------------
                                     EUGENE A. TRAINOR, III

                                     520 Madison Avenue
                                     New York, New York  10022
                                     Tel:  (212) 838-3830
                                     Fax:  (212) 644-8291



                                     /s/Greg Manocherian
                                     ------------------------------------------
                                     GREGORY MANOCHERIAN

                                     135 Central Park West, Tower Southeast
                                     New York, New York  10023
                                     Tel:  (212) 799-3500
                                     Fax:  (212)  873-2877